UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2002
                      Commission file number: 333-53603-03

                           GRAHAM PACKAGING HOLDINGS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Pennsylvania                                23-2553000
-------------------------------          ------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification No.)
incorporation or organization)

                            2401 Pleasant Valley Road
                               York, Pennsylvania
                    ----------------------------------------
                    (Address of principal executive offices)

                                      17402
                                   ----------
                                   (zip code)

                                 (717) 849-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

     This Form 8-K is filed to report the disposition of our operation located in Blyes, France.

     On July 31, 2002, we disposed of certain assets and liabilities related to our plant located in Blyes, France. A transfer was effectuated pursuant to a General Agreement by and between Graham Packaging Europe SNC and Graham Packaging France, S.A.S. (collectively "Graham") and ARCC Holdings BV. As part of this transfer, ARCC Holdings BV agreed to pay to Graham approximately $1.4 million representing the value of the working capital plus approximately $0.3 million for equipment and Graham agreed to pay to ARCC Holdings BV approximately $3.8 million principally to allow ARCC Holdings BV to successfully re-deploy the activities of the operations in Blyes, to support the redevelopment of the business activities and to allow the Blyes operation to proceed with appropriate investments to reach good quality manufacturing standards. Consideration was determined by arm's-length negotiations. There was no prior material relationship between ARCC Holdings BV, on the one hand, and us, our affiliates, officers or directors or any of their associates, on the other hand.


CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

     All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding our future financial position, economic performance and results of operations, as well as our business strategy, budgets and projected costs and plans and objectives of management for future operations are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," or "continue" or the negative thereof or variations thereon or similar terminology. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Our future financial position, economic performance and operating results will be affected by various uncertainties and risk factors, many of which are beyond our control. For a description of these uncertainties and risk factors, see our Annual Report on Form 10-K for the year ended December 31, 2001.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibit

(b) The following Pro Forma Financial Statements are included herein:
     I - Graham Packaging Holdings Company - Pro Forma Condensed
     Consolidated Statement of Operations for the Six Months Ended
     June 30, 2002.

     II - Graham Packaging Holdings Company - Pro Forma Condensed
     Consolidated Statement of Operations for the Year Ended December
     31, 2001.

     III - Graham Packaging Holdings Company - Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002.


(c) The following exhibit is filed herewith:


Exhibit
Number           Description of Exhibit
-------          ----------------------
2.1 - General Agreement by and between ARCC Holdings BV and Graham Packaging Europe SNC and Graham Packaging France, S.A.S.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 14, 2002


                       GRAHAM PACKAGING HOLDINGS COMPANY
                       (Registrant)

                       By:  BCP/Graham Holdings L.L.C.,
                                its General Partner



                       By:  /s/ John E. Hamilton
                            ---------------------------
                       John E. Hamilton
                       Vice President, Finance and Administration
                       (chief accounting officer and duly authorized officer)

                        GRAHAM PACKAGING HOLDINGS COMPANY
                         PRO FORMA FINANCIAL INFORMATION


     The following pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 give effect to the sale of the plant as if the transaction occurred at the beginning of fiscal 2001. The pro forma condensed consolidated balance sheet as of June 30, 2002 gives effect to the sale of the plant as if such transaction occurred as of that date.

     The pro forma financial data presented herein is based on management's estimate of the effects of the sale of the plant, based upon currently available information and certain assumptions the Company believes are reasonable. The Company does not expect the receipt of additional information to have a material adverse effect on the pro forma financial data. The pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 and the pro forma condensed consolidated balance sheet as of June 30, 2002 are unaudited, but in the opinion of management, include all material adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the results of operations and financial position for the periods presented.

     The pro forma condensed consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001 and the pro forma condensed consolidated balance sheet as of June 30, 2002 are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the transactions described been consummated as of the dates indicated, or that may be achieved in the future.

                       Pro Forma Financial Statements - I


                        GRAHAM PACKAGING HOLDINGS COMPANY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                   (Unaudited)

                                                                             Pro Forma
                                                As Reported   Blyes Plant   Adjustments   Pro Forma
                                                -----------   -----------   -----------   ---------
                                                                    (in thousands)
Net sales .....................................  $ 467,908     $   3,032     $     --     $ 464,876
Cost of goods sold ............................    378,539         4,353           --       374,186
                                                 ---------     ---------     --------     ---------
Gross profit ..................................     89,369        (1,321)          --        90,690
Selling, general, and administrative expenses..     28,948            20          (20)(a)    28,948
                                                 ---------     ---------     --------     ---------
Operating income (loss) .......................     60,421        (1,341)          20        61,742
Interest expense, net .........................     41,678            --          (91)(b)    41,769
Other income ..................................        (45)           --           --           (45)
Minority interest .............................        655            --           --           655
                                                 ---------     ---------     --------     ---------
Income (loss) before income taxes .............     18,133        (1,341)         111        19,363
Income tax provision ..........................        914            --           --           914
                                                 ---------     ---------     --------     ---------
Net income (loss) .............................  $  17,219     $  (1,341)    $    111     $  18,449
                                                 =========     =========     ========     =========

                       Pro Forma Financial Statements - II


                        GRAHAM PACKAGING HOLDINGS COMPANY
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (Unaudited)

                                                                              Pro Forma
                                                 As Reported   Blyes Plant   Adjustments    Pro Forma
                                                 -----------   -----------   -----------    ---------
                                                                     (in thousands)
Net sales .....................................   $ 923,068     $  11,393     $      --     $  911,675
Cost of goods sold ............................     771,201        12,852            --        758,349
                                                  ---------     ---------     ---------     ----------
Gross profit ..................................     151,867        (1,459)           --        153,326
Selling, general, and administrative expenses .      58,230            --            --         58,230
Impairment charges ............................      37,988         3,791            --         34,197
Special charges and unusual items .............         147            --            --            147
                                                  ---------     ---------     ---------     ----------
Operating income (loss) .......................      55,502        (5,250)           --         60,752
Interest expense, net .........................      98,440            --          (168)(b)     98,608
Other expense .................................         199            --            --            199
Minority interest .............................         530            --            --            530
                                                  ---------     ---------     ---------     ----------
(Loss) income before income taxes .............     (43,667)       (5,250)          168        (38,585)
Income tax provision ..........................         303            --            --            303
                                                  ---------     ---------     ---------     ----------
Net (loss) income .............................   $ (43,970)    $  (5,250)    $     168     $  (38,888)
                                                  =========     =========     =========     ==========




Notes to the pro forma adjustments:
(a) Represents the pro forma reduction of intercompany management fees.
(b) Represents the pro forma net increase in interest expense caused by an increase in the Company's revolving credit facility, partially offset by interest earned on the notes receivable for the Company's working capital.

                      Pro Forma Financial Statements - III

                        GRAHAM PACKAGING HOLDINGS COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2002
                                   (Unaudited)

                                                                              Pro Forma
                                                 As Reported   Blyes Plant   Adjustments    Pro Forma
                                                 -----------   -----------   -----------    ---------
                                                                     (in thousands)
ASSETS

Current assets:
   Cash and cash equivalents ...................  $   6,131     $      --     $      --     $    6,131
   Accounts receivable, net ....................    107,516         1,201            --        106,315
   Inventories .................................     58,584           736            --         57,848
   Prepaid expenses and other current assets ...     13,893           682          (287)(a)     13,498
                                                  ---------     ---------     ---------     ----------
Total current assets ...........................    186,124         2,619          (287)       183,792
Property, plant and equipment, net .............    567,170             2            --        567,168
Goodwill .......................................      5,743            --            --          5,743
Other non-current assets .......................     29,944            --        (1,441)(b)     31,385
                                                  ---------     ---------     ---------     ----------
Total assets ...................................  $ 788,981     $   2,621     $  (1,728)    $  788,088
                                                  =========     =========     =========     ==========

LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Current liabilities:
   Accounts payable and accrued expenses          $  160,852    $    2,164    $  (1,822)(c) $  160,510
   Current portion of long-term debt                  34,941            --           --         34,941
                                                  ----------    ----------    ---------     ----------
Total current liabilities                            195,793        2,164        (1,822)       195,451
Long-term debt                                     1,032,435           --        (2,020)(d)  1,034,455
Other noncurrent liabilities                          12,054           --            --         12,054
Minority interest                                      3,167           --            --          3,167
Commitments and contingent liabilities                    --           --            --             --
Partners' capital (deficit)                         (454,468)         457         2,114       (457,039)
                                                  ----------    ---------     ---------     ----------
Total liabilities and partners' capital (deficit) $  788,981    $   2,621     $  (1,728)    $  788,088
                                                  ==========    =========     =========     ==========

Notes to the pro forma adjustments:
(a) Represents the pro forma increase in other receivables resulting from the transfer of equipment.
(b) Represents the pro forma increase in non-current receivables resulting from the transfer of working capital.
(c) Represents the pro forma increase in other payables resulting from payments to be made to ARCC Holdings BV.
(d) Represents the pro forma increase in the Company's revolving credit facility resulting from payments made to ARCC Holdings BV.

EXHIBIT INDEX

     The following exhibit is filed herewith:


Exhibit
Number    Description of Exhibit
-------   ----------------------

2.1 - General Agreement by and between ARCC Holdings BV and Graham Packaging Europe SNC and Graham Packaging France, S.A.S.